Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 11 - Subsequent events

Private Placement of Additional Series F Debentures

In August 2024, the Company issued in a private placement to Israeli classified investors NIS 52,029,136 par value of its unsecured non-convertible Series F Debentures (the “Additional Series F Debentures”), at a price of NIS 0.961 per NIS 1 principal amount of the Additional Series F Debentures, for an aggregate gross consideration of approximately NIS 50 million (approximately €12 million as of the issuance date). Following completion of the private placement, the aggregate outstanding par value of the Company’s Series F Debentures is NIS 262,029,136.

Texas, USA, Solar Portfolio

In August 2024, the Company’s indirectly wholly-owned subsidiary, Ellomay Texas Solar Projects, LP. (“Ellomay Texas Solar”) entered into a Revolving Loan Agreement with Israel Discount Bank of New York (“IDB NY”) for the extension of a $10 million line of credit with a term of up to one year, bearing an interest rate of Prime Rate minus 0.75% (currently 7.75%) with a minimum Prime Rate of 5%.

The Revolving Loan Agreement includes various customary representations, warranties and covenants that are similar to the covenants included in the deed of trust governing the Company’s Series F Debentures.

In September 2024, the Company’s indirectly wholly-owned subsidiary, Ellomay USA, Inc. (“Ellomay USA”) entered into an agreement for the sale and transfer of Investment Tax Credits (ITCs) linked to its Fairfield (13.4 MW), Malakoff (13.92 MW), Mexia (11.1 MW), and Talco (10.5 MW) solar projects, all located in the State of Texas, USA. The agreement was executed with a reputable financial intuition, with vast experience in executing tax credit transactions.

Through this transaction, the Company expects to receive approximately $19 million from the sale of Investment Tax Credits, representing approximately 32% of the expected total portfolio costs. The sale is facilitated under the Inflation Reduction Act’s new transferability provisions, allowing Ellomay to retain 100% of the operating profits from these projects. Funds from the sale of the ITCs generated from a project will be disbursed after such project is placed in service and meets the applicable requirements. The agreement includes customary indemnification obligations (for damages not covered by tax insurance policy), including in connection with certain continued eligibility requirements and scope of the ITCs, for which the Company provided a guarantee to the purchaser of the ITCs.

Spain, Ellomay Solar and Talasol Facilities

On July 20, 2024, a fire broke out in the area between the Talasol Solar facility and the Ellomay Solar facility. Currently, most of the damage was repaired and the solar plants are connected and operating. The solar plants are insured with policies covering loss of profits and direct and indirect damages, and the insurance providers have been notified of the fire and the damage. The Company currently expects that the insurance policies will cover substantially all of the losses and damages, subject to deductibles.